10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Core Bond Fund

Security

Progress Energy Inc.
Advisor

EIMCO

Transaction

 Date

4/11/02

Cost

$9,996,200

Offering Purchase

1.25%

Broker

Banc of America Securities LLC
Underwriting
------------
Syndicate
Members
Banc of America Securities LLC
Salomon Smith Barney
Banc One Capital Markets, Inc.
Goldman, Sachs & Co.
Wachovia Securities

Fund

Select High Yield Bond Fund

Security

Russell Corp

Advisor

EIMCO

Transaction

 Date

4/11/02

Cost

$500,000

Offering Purchase
-----------------
0.250%
Broker
------
JP Morgan
Underwriting
------------
Syndicate
Members
SunTrust Robinson Humphrey
Wachovia Securities

Fund

Select High Yield Bond Fund

Security

Trimas Corp

Advisor

EIMCO

Transaction

 Date

5/23/02

Cost

$421,660

Offering Purchase

0.120%

Broker
------
Credit Suisse First Boston
Underwriting
------------
Syndicate
Members
NatCity Investments, Inc.

Fund

Select High Yield Bond Fund

Security

FMC Corporation

Advisor

EIMCO

Transaction

 Date

10/9/02

Cost

$1,407,501

Offering Purchase

0.475%

Broker

Salomon Smith Barney Inc.
Underwriting

Syndicate
Members

Fund

Core Bond Fund

Security

American General Finance Corp

Advisor

EIMCO

Transaction

 Date

11/20/02

Cost

$13,000,000

Offering Purchase

1.180%

Broker
------
Salomon Smith Barney Inc.
Underwriting
------------
Syndicate
Members
BNP Paribas Securities Corp

Fund

Core Bond Fund

Security

Morgan Stanley Group Inc.
Advisor

EIMCO

Transaction

 Date

2/19/03

Cost

$19,924,600

Offering Purchase
-----------------
1.000%
Broker
------
Morgan Stanley & Co.
Underwriting
------------
Syndicate
Members
Morgan Stanley & Co.

Fund

Core Bond Fund

Security

Travelers Property Casualty Corp

Advisor

EIMCO

Transaction

 Date

3/6/03

Cost

$14,893,800

Offering Purchase
-----------------
1.07%
Broker
------
Lehman Brothers Inc.
Underwriting
------------
Syndicate
Members
Lehman Brothers Inc.
Salomon Smith Barney Inc.
BB&T Capital Markets, Inc.
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.

Fund

Select High Yield Bond Fund

Security

Peabody Energy Corp

Advisor

EIMCO

Transaction

 Date

3/14/03

Cost

$1,020,000

Offering Purchase
-----------------
0.204%
Broker
------
Lehman Brothers Inc.
Underwriting
------------
Syndicate
Members

Fund

Select High Yield Bond Fund

Security

Royal Caribbean Cruises Ltd

Advisor

EIMCO

Transaction

 Date

5/6/03

Cost

$993,390

Offering Purchase
-----------------
0.400%
Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
Members
Citigroup Global Markets Inc.